UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2007

CYCLACEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-50626 (Commission File Number)	91-1707622 (IRS Employer Identification No.)

200 Connell Drive Suite 1500 Berkeley Heights, NJ 07922 (Address of principal executive offices and zip code)

(908) 517-7330
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Attached as Exhibit 99.1 is a copy of a press release issued by Cyclacel Pharmaceuticals, Inc., a Delaware corporation (the “Company”), dated November 26, 2007, providing an overview of recent advances in its clinical development stage programs and announcing its 2008 key business objectives for such programs.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description
99.1	Press release, dated November 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYCLACEL PHARMACEUTICALS, INC.
	By:	/s/ Paul McBarron
	Name:	Paul McBarron
	Title:	Executive Vice President—Finance and Chief Operating Officer
Date: November 27, 2007

EXHIBIT INDEX

Exhibit No	Description
99.1	Press Release, dated November 26, 2007